Exhibit 24.1


                                POWER OF ATTORNEY

Each of the undersigned directors and officers of DELUXE CORPORATION, a Minnesota corporation, hereby constitutes and appoints Lawrence J. Mosner, Douglas J. Treff, Katherine L. Miller and Anthony C. Scarfone his true and lawful attorneys-in-fact, and each of them, with full power to act without the other, to sign the Company's annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments to such report, and to file the same and any such amendment, with any exhibits, and any other documents required in connection with such filing, with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934.

                                                       Date

/s/ Lawrence J. Mosner                                 3/16/01
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Lawrence J. Mosner, Director and
Principal Executive Officer

/s/ Douglas J. Treff                                   3/16/01
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Douglas J. Treff, Principal Financial
Officer and Principal Accounting Officer

/s/ Ronald E. Eilers                                   3/16/01
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Ronald E. Eilers, Director

/s/ Barbara B. Grogan                                  3/16/01
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Barbara B. Grogan, Director

/s/ Stephen P. Nachtsheim                              3/16/01
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Stephen P. Nachtsheim, Director

/s/ Calvin W. Aurand, Jr.                              3/16/01
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Calvin W. Aurand, Jr., Director

/s/ Donald R. Hollis                                   3/16/01
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Donald R. Hollis, Director

/s/ Robert C. Salipante                                3/16/01
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Robert C. Salipante, Director

/s/ Daniel D. Granger                                  3/16/01
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Daniel D. Granger, Director

/s/ Cheryl E. Mayberry                                 3/16/01
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Cheryl E. Mayberry, Director

/s/ Charles A. Haggerty                                3/16/01
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Charles A. Haggerty, Director